UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        December 19, 2017
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On December 19, 2017, Ambrell Corporation (“Ambrell”), a subsidiary of inTEST Corporation (the “Company”), entered into a ten (10) year lease (the “Lease”), commencing May 1, 2018, with Maguire Family Properties, Inc. (the “Landlord”) for approximately 79,150 square feet of office, warehouse and manufacturing space located in Rochester, New York. Ambrell has leased this facility to replace its current facility located in Scottsville, New York, where the existing extension of its current lease is due to expire on April 30, 2018.

The scheduled base rent payments under the Lease are as follows:

Lease Years 1 through 3:	$16,490.00/month
Lease Years 4 through 6:	$17,215.00/month
Lease Years 7 and 8:	$18,270.00/month
Lease Years 9 and 10:	$18,996.00/month

In addition, Ambrell will be doing renovations to the leased space. We estimate the cost of the renovations to be between $1.5 million and $2.0 million. During the construction period from December 1, 2017 through April 30, 2018, Ambrell would be responsible for only the utilities. Through the term of the Lease, Ambrell’s percentage share of total operating expenses is 5.28%.

Upon the commencement of the lease, Ambrell has agreed to purchase from the Landlord certain personal property for the purchase price of $8,750.

On December 19, 2017, the Company executed a Guaranty of Lease whereby the Company will guarantee Ambrell’s obligations under the Lease. Copies of the Lease and the Guaranty of Lease are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Lease Agreement between Ambrell Corporation and Maguire Family Properties, Inc.
10.2	Guaranty of Lease between Maguire Family Properties, Inc. and inTEST Corporation.

___________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:	/s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr. Secretary, Treasurer and Chief Financial Officer

Date:   December 22, 2017